================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-06111


                     THE MEXICO EQUITY AND INCOME FUND, INC.
                         COMMON STOCK -- CUSIP 592834105
                       PREFERRED STOCK -- CUSIP 592834204
                    AS LISTED ON THE NEW YORK STOCK EXCHANGE
               (Exact name of registrant as specified in charter)


                             615 E. MICHIGAN STREET
                               MILWAUKEE, WI 53202
               (Address of principal executive offices) (Zip code)


                              MR. GERALD HELLERMAN
                        C/O US BANCORP FUND SERVICES, LLC
                             615 E. MICHIGAN STREET
                               MILWAUKEE, WI 53202
                     (Name and address of agent for service)


                                 (866) 700-6104
               Registrant's telephone number, including area code


Date of fiscal year end: JULY 31, 2006



Date of reporting period: JANUARY 31, 2006


================================================================================

ITEM 1. REPORT TO STOCKHOLDERS.

The Mexico Equity and Income Fund, Inc.

                                                                  March 27, 2006

DEAR FELLOW SHAREHOLDERS,

We are pleased to present you with the unaudited financial statements of the Mexico Equity and Income Fund, Inc. (the "Fund") for the six-month period ending January 31, 2006. The Fund offers investors an opportunity to invest in Mexican securities. Its objective is to achieve superior long-term performance.

On January 7, 2006, pursuant to a rights offering, the Fund issued 1,429,336 shares of preferred stock at $17.97 per share to shareholders that exercised their rights, for a total of $25.7 million. Our objective was to permit the Fund to pay a $4.57 per share distribution without having to sell portfolio securities. Affiliates of the directors exercised their rights and oversubscribed, thereby purchasing 110,748 shares of preferred stock.

We have recently been informed that the staff of the SEC's Division of Investment Management finally intends to provide comments on our innovative Put Warrant proposal. We initially floated this proposal to the staff more than five years ago. Who says the SEC moves too slowly on innovation? If implemented, Put Warrants will be issued to shareholders and would enable them to receive NAV from time to time by delivering an equal number of shares of common stock and Put Warrants. In the event the Put Warrant Program is approved by the SEC, all issued and outstanding shares of our preferred stock will automatically convert to common stock on a one-to-one basis.

On behalf of the Board of Directors, we thank you for investing in the Fund. If you have any questions, please call our toll-fee number (866) 700-6104.

Sincerely yours,

/s/ Phillip Goldstein
Phillip Goldstein
Chairman of the Board of Directors

                     (This page intentionally left blank.)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Investment Adviser

FOR THE SIX MONTHS ENDED JANUARY 31, 2006

Dear Fund Shareholder,

We are pleased to provide you with the report of the Investment Adviser of The Mexico Equity and Income Fund, Inc. ("The Fund"), for the semi-annual period ended January 31, 2006.

--------------------------------------------------------------------------------
MEXICO'S ECONOMIC REVIEW

During 2005, Mexico's economy grew 3.0%, with several indicators demonstrating unprecedented economic solidity. For the fourth consecutive year, the current administration was able to meet its key economic targets, both in terms of economic growth and inflation control, with the latter falling to 3.28% (Core Inflation of 3.08%), the lowest annual rate of inflation since this variable began being recorded in 1968, while the peso/dollar exchange rate closed the year at $10.63, gaining 4.6% to the US dollar.

Wholesale and retail figures rose steadily in 2005 and the consumer confidence index remained high. Meanwhile, the nation's international reserves reached 68.7 billion dollars, an all-time record achieved in part by buoyant exports and high oil prices, which accounted for 35% of extraordinary income. Total direct foreign investment last year was between 17 and 18 billion dollars, according to preliminary figures. Business leaders say this figure could reach 25 billion in 2006, as the rate of economic growth picks up. Key interest rates remain low and the economy generated more than 750,000 new permanent jobs in 2005.

The budget for 2006 contains no surprises and sets goals of 3.4% growth in GDP with 3.6% inflation and an $11.30 exchange rate by year end, figures that most of the analysts surveyed by Bloomberg find feasible.

The major factors influencing the economy this year will be: (i) federal elections in July, (ii) US economic growth, (iii) the effect that higher external rates (US, Europe and Japan) might have on domestic interest rates which for the first time in Mexico's modern economic history have been below 10% for more than four consecutive years, and (iv) oil prices.

 FUND UPDATES
 The Fund's toll-free phone number is (866) 700-6104.
 TRACKING THE FUND'S NAV
 The Fund's net asset value (NAV) is calculated daily and published in The Wall Street Journal every Monday under the heading
 "Closed End Funds." The Fund's common stock and preferred stock are listed on the New York Stock Exchange under the ticker symbols MXE and MXEPR, respectively.

THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
THE MEXICAN STOCK EXCHANGE

For the six months ended January 31, 2006, the Mexican Bolsa's IPC Index, "The Mexbol", gained 33% in dollar terms and its performance was mostly attributable to:

     (i) A benign global economic environment along with healthy contained inflation that supported capital inflows to emerging markets;

     (ii) Mexico's solid macro and financial variables which helped to attract US$6.7 billion to the Mexican Stock Exchange Market, "The Mexbol", with US$3.3 billion going into the domestic debt market and US$3.4 billion to the stock market. (source, Banco de Mexico, Mexico's central bank); and

     (iii) Mexican companies' 4Q05 sales, EBITDA (earnings before interest, taxes, depreciation and amortization) and net income grew 22%, 25% and 55% respectively, in dollar terms, (source, Santander Investments universe).

For the Fund's semi-annual period, five stocks in the wireless telephony, fixed-line telecommunications, cement, retail and mining sectors contributed to 80% of the Mexbol's 33% dollar return.

The Mexbol's 2005 10 times trailing last 12-month EV/EBITDA multiple, a re-rating from 6.6x in 2002, reflects the Mexbol's 183% dollar return from December 2002 to December 2005.

We remain positive on companies' 2006 earnings growth mainly as a result of job creation and credit growth.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE

For the six-months ended January 31, 2006, the Fund's Net Asset Value, "NAV" per share gained 28% (adjusted for the 4.6% dilutive effect of the rights offering, source: PAM)

In comparison, The Mexico Fund, "The MXF", the "Fund's" most comparable peer, gained 29% for the same period.

The Fund's common share market price gained 29.0% for the semi-annual period, ending January at a -9.1% discount to that of its "NAV". (source, Bloomberg)

Since its inception on August 30, 1990, the Fund's 15% "NAV" dollar average annual return as of January 31, 2006, continues to place "The MXE" as a leading closed-end fund. (Return calculation according to Thomson Financial.)

MXE AVERAGE ANNUAL RETURNS

AS OF 1/31/06                                                   SHARE PRICE     NAV
------------------------------------------------------------    -----------    -----
1 Year......................................................       28.73%      43.00%
3 Years.....................................................       42.08%      48.37%
5 Years.....................................................       17.50%      20.88%
10 Years....................................................       14.74%      16.17%
Since Inception*............................................       13.13%      15.48%

---------------

Source: Thomson

* August 30, 1990

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

The Fund's investment policy this year includes the elimination of the six asset classes we classified and established as a tool for investment decision making in 2001, i.e. strong market position, undervalued restructuring stories, fast growing business segments, financial groups, globally consolidated industries, and global leaders. In their stead we established four main principles for the Fund's 2006 investment policy to determine our investment decision-making discipline.

     (i) The Fund will remain primarily overweight in infrastructure, housing, and wireless sectors;

     (ii) The Fund will remain non-indexed to the "Mexbol Index" (beta of 1.20);

THE MEXICO EQUITY AND INCOME FUND, INC.

     (iii) Fixed-income instruments, CETES (treasury bills) will continue to remain as one of the five largest asset allocations; and

     (iv) Trading should be avoided. Extraordinary events (IPO's) or changes in corporate investment objectives may be an exception to this rule.

--------------------------------------------------------------------------------
CONCLUSION AND OUTLOOK

Global benign synchronized growth and a cycle of low interest rates together with high international oil prices have occurred simultaneously with a successful monetary policy in Mexico as well as healthy public accounts. Mexico's macro stability and the convergence of inflation (3.3%), and interest rates on average in 2005, (8.0%) with those of the U.S. has been consolidated over the last four years.

We believe that the Fund's 2006 investment policy in infrastructure and housing, as well as value stocks will be the main driver of the Fund's capital appreciation over the next three-to-five years.

We remain optimistic about the long-term growth prospects of the "Mexbol", as estimated 2006 EBITDA growth for the Mexbol remains at 13% (UBS Mexico universe) and 11% (Santander Investments universe). The Mexbol's current valuation multiple of 10x has increased 51% in just three years.

Of the three major factors influencing the economy this year, the possibility of Mexico electing a left-wing president for the first time in its contemporary history will likely be the acid test for Mexico's institutional democracy.

As always, we will continue to search for value and growth stocks to the benefit of MXE's stockholders in the long-term.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
RELEVANT INFORMATION

    REAL ACTIVITY (BILLION US$)         1999       2000       2001       2002       2003       2004       2005
-----------------------------------    -------    -------    -------    -------    -------    -------    -------
Real GDP Growth (y-o-y)............        3.7%       6.6%      (0.3)%      0.9%       1.3%       4.4%       3.0%
Industrial Production (y-o-y)......        4.2%       6.0%      (3.5)%      0.0%     (0.75)%      3.8%       1.6%
Trade Balance (US billions)........    $  (5.6)   $  (8.0)   $ (10.0)   $  (8.0)   $  (5.6)   $  (8.1)   $  (7.6)
Exports............................    $ 136.4    $ 166.5    $ 158.4    $ 160.7    $ 164.8    $ 189.1    $ 213.7
Export growth (y-o-y)..............       16.1%      22.1%      (4.9)%      1.5%       2.5%      14.7%        14%
Imports............................    $(142.0)   $(174.5)   $(168.4)   $(168.7)   $(170.5)   $(197.2)   $(221.3)
Import growth (y-o-y)..............       13.2%      22.9%      (3.5)%      0.2%       1.1%      15.7%        12%

  FINANCIAL VARIABLES AND PRICES        1999       2000       2001       2002       2003       2004       2005
-----------------------------------    -------    -------    -------    -------    -------    -------    -------
28-Day CETES (T-bills)/Average.....      31.40%     15.30%     11.20%      7.10%      6.24%      8.60%      8.02%
Exchange rate (Pesos/US$)Average...       9.56       9.46       9.34       9.66      10.79     11.147     10.635
Inflation IPC, 12 month trailing...       12.3%       9.0%       4.4%       5.7%       4.0%       5.2%       3.3%

           MEXBOL INDEX                 1999       2000       2001       2002       2003       2004       2005
-----------------------------------    -------    -------    -------    -------    -------    -------    -------
USD Return.........................      90.39%    (20.81)%    20.88%    (14.43)%    33.61%     50.49%      44.9%
Market Cap. (US Billions)..........    $ 129.6    $ 111.7    $ 112.4    $ 103.8    $ 124.7    $ 169.5    $ 283.8
EV/EBITDA..........................       10.5x       7.9x       8.1x       6.6x       7.8x       8.3x       8.9x

FUND'S NAV & COMMON SHARE MARKET PRICE PERFORMANCE

(USD RETURN)                            1999       2000       2001       2002       2003       2004       2005
-----------------------------------    -------    -------    -------    -------    -------    -------    -------
NAV's per share....................       59.2%     (14.2)%     10.0%     (13.5)%     40.0%      55.6%      38.7%
Share Price........................       74.7%      (5.6)%     18.7%     (18.5)%     36.0%      66.6%       8.1%

Source: Thomson

  FUND'S ASSET CATEGORIES (%) NET ASSETS         2001        2002         2003         2004        2005
------------------------------------------       -----       -----       ------       ------       -----
Strong market position....................       22.9%       28.2%        32.7%        32.3%       27.7%
Undervalued/restructuring stories.........       18.5%       15.6%        27.7%        18.9%       12.8%
Fast growing business segments............       14.9%        8.8%        17.8%        30.8%       35.2%
Financial groups..........................       19.4%       14.4%         7.5%         4.2%        1.9%
Globally consolidated industries..........        9.1%       13.8%         6.4%         3.0%        0.0%
Global leaders............................        9.1%        5.9%         4.6%         6.2%       18.9%
Warrants/Equity mutual funds..............        0.0%        1.7%         0.0%         0.0%        0.0%
Fixed Income..............................        6.0%       19.6%         3.4%         4.6%        3.5%

THE MEXICO EQUITY AND INCOME FUND, INC.

Thank you for your continued support.

Sincerely yours,

/s/ MARIA EUGENIA PICHARDO
Maria Eugenia Pichardo
Portfolio Manager
Pichardo Asset Management, S.A. de C.V.

THE DISCUSSION ABOVE REFLECTS THE OPINIONS OF THE PORTFOLIO MANAGER. THESE OPINIONS ARE SUBJECT TO CHANGE AND ANY FORECASTS MADE CANNOT BE GUARANTEED.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SECTOR ALLOCATIONS AND FUND HOLDINGS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY. PLEASE REFERENCE THE FOLLOWING SEMI-ANNUAL REPORT FOR MORE COMPLETE FUND INFORMATION.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets                                  JANUARY 31, 2006
(CALCULATED AS A PERCENTAGE OF NET ASSETS)
                                                                     (UNAUDITED)

(BAR CHART)

Communications                                                                   17.30
Housing                                                                          16.22
Infrastructure                                                                   12.05
Retailing                                                                        11.06
Media                                                                            10.68
Food, Beverage, and Tobacco                                                       8.10
Cement                                                                            7.19
Industrial Conglomerates                                                          6.62
Investment Companies                                                              5.37
Mining                                                                            5.03
Financial Groups                                                                  1.56
Corporate Bonds                                                                   1.00

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                                         JANUARY 31, 2006

                                                                     (UNAUDITED)

MEXICO - 101.23%                                                  SHARES              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - 95.81%
----------------------------------------------------------------------------------------------
COMMUNICATIONS - 17.30%
America Movil, S.A. de C.V. - Class L.....................       1,808,600         $ 3,061,254
America Movil, S.A. de C.V. - Class L ADR.................         112,370           3,790,240
America Telecom, S.A. de C.V. - Class A1*.................       1,370,000           7,440,874
                                                                                   -----------
                                                                                    14,292,368
                                                                                   -----------
CEMENT - 7.19%
Cemex, S.A. de C.V. CPO...................................         598,937           3,954,665
Grupo Cementos de Chihuahua, S.A. de C.V. ................         650,000           1,988,351
                                                                                   -----------
                                                                                     5,943,016
                                                                                   -----------
FINANCIAL GROUPS - 1.56%
Grupo Financiero Banorte, S.A. de C.V. - Class O..........         542,400           1,291,639
                                                                                   -----------
                                                                                     1,291,639
                                                                                   -----------
FOOD, BEVERAGE, AND TOBACCO - 8.10%
Alsea, S.A. de C.V. ......................................       1,010,394           3,116,498
Gruma S.A. de C.V. .......................................         966,300           3,575,666
                                                                                   -----------
                                                                                     6,692,164
                                                                                   -----------
HOUSING - 16.22%
Consorcio ARA, S.A. de C.V. ..............................         100,800             482,975
Corporacion GEO, S.A. de C.V. - Class B*..................       1,509,800           5,186,209
SARE Holding, S.A. de C.V. - Class B*.....................       3,035,306           3,779,777
Urbi, Desarrollos Urbanos, S.A. de C.V.*..................         535,700           3,950,207
                                                                                   -----------
                                                                                    13,399,168
                                                                                   -----------
INDUSTRIAL CONGLOMERATES - 6.62%
Alfa, S.A. - Class A......................................         197,000           1,119,029
Industrias CH, S.A.*......................................         712,400           1,753,789
Mexichem S.A. de C.V. ....................................       1,962,000           2,593,572
                                                                                   -----------
                                                                                     5,466,390
                                                                                   -----------

See Notes to the Financial Statements.

                                                                JANUARY 31, 2006
                                                                     (UNAUDITED)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

COMMON STOCKS (CONTINUED)                                         SHARES              VALUE
----------------------------------------------------------------------------------------------
INFRASTRUCTURE - 12.05%
Carso Infraestructura y Construccion, S.A.*...............       4,236,800         $ 3,530,836
Empresas ICA Sociedad Conroladora S.A. de C.V.*...........       1,285,550           4,073,566
Impulsora del Desarrollo y el Empleo en America Latina,
  S.A. de C.V.*...........................................       1,894,023           2,345,871
                                                                                   -----------
                                                                                     9,950,273
                                                                                   -----------
MEDIA - 10.68%
Grupo Televisa, S.A. ADR..................................          25,100           2,097,105
Grupo Televisa, S.A. CPO..................................       1,610,300           6,729,957
                                                                                   -----------
                                                                                     8,827,062
                                                                                   -----------
MINING - 5.03%
Grupo Mexico, S.A. de C.V. - Class B......................       1,481,800           4,155,011
                                                                                   -----------
RETAILING - 11.06%
Grupo Elektra, S.A. de C.V. ..............................         341,400           3,393,234
Wal-Mart de Mexico, S.A. de C.V. - Class V................         988,084           5,743,277
                                                                                   -----------
                                                                                     9,136,511
                                                                                   -----------
TOTAL COMMON STOCKS (Cost $63,580,801)....................                         $79,153,602
                                                                                   -----------

CORPORATE BONDS - 1.00%                                           TITLES
----------------------------------------------------------------------------------------------
TVACB-04, 11.1800%, 12-15-2011(+).........................      11,265,000             822,440
                                                                                   -----------
TOTAL CORPORATE BONDS (Cost $1,000,000)...................                             822,440
                                                                                   -----------


See Notes to the Financial Statements.

Schedule of Investments (concluded)
                                                                JANUARY 31, 2006
                                                                     (UNAUDITED)

THE MEXICO EQUITY AND INCOME FUND, INC.

INVESTMENT COMPANIES - 4.42%                                      SHARES              VALUE
----------------------------------------------------------------------------------------------
GBM Fondo de Mercado de Dinero S.A. de C.V. SIID para
  Personas Fisicas*.......................................       1,577,883         $ 3,659,741
                                                                                   -----------
TOTAL INVESTMENT COMPANIES (Cost $3,650,850)..............                           3,659,741
                                                                                   -----------
TOTAL MEXICO (Cost $68,231,651)...........................                          83,635,783
                                                                                   -----------
UNITED STATES - 0.95%
----------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.95%
----------------------------------------------------------------------------------------------
Treasury Cash Series II, 3.5200%..........................         781,853             781,853
First American Obligations Fund, 3.9700%..................              46                  46
                                                                                   -----------
TOTAL INVESTMENT COMPANIES (Cost $781,899)................                             781,899
                                                                                   -----------
TOTAL UNITED STATES (Cost $781,899).......................                             781,899
                                                                                   -----------
TOTAL INVESTMENTS - 102.18% (COST $69,013,550)............                          84,417,682
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.18)%...........                          (1,801,783)
                                                                                   -----------
TOTAL NET ASSETS - 100.00%................................                         $82,615,899
                                                                                   ===========

FOOTNOTES AND ABBREVIATIONS
*    - Non-income producing security.
ADR - American Depository Receipts.
(+)    - Fair valued security. See Note A in Notes to Financial Statements.

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities                               JANUARY 31, 2006

                                                                     (UNAUDITED)

ASSETS:
Investments, at value (Cost $69,013,550)....................    $84,417,682
Cash........................................................        476,273
Foreign currencies (Cost $77,656)...........................         78,069
Receivables:
  Investments sold..........................................      4,390,668
  Interest..................................................         25,805
Prepaid expenses............................................         76,341
                                                                -----------
                  TOTAL ASSETS..............................     89,464,838
                                                                -----------
LIABILITIES:
Payable for securities purchased............................      6,734,742
Advisory fees payable.......................................         49,851
Administration fees payable.................................         11,139
Fund accounting fees payable................................          7,692
Directors' fees payable.....................................          8,308
Custody fees payable........................................          7,362
CCO's fee payable...........................................          2,000
Accrued expenses............................................         27,845
                                                                -----------
                  TOTAL LIABILITIES.........................      6,848,939
                                                                -----------

                  NET ASSETS................................    $82,615,899
                                                                ===========
                  NET ASSET VALUE PER PREFERRED STOCK
                     ($30,256,398/1,429,336)................    $     21.17
                                                                ===========
                  NET ASSET VALUE PER COMMON STOCK
                     ($52,359,501/2,473,504)................    $     21.17
                                                                ===========

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 1,429,336 shares
  outstanding (1,855,128 shares authorized).................    $     1,429
Common stock, $0.001 par value; 2,473,504 shares outstanding
  (100,000,000 shares authorized)...........................          2,474
Paid-in capital.............................................     60,246,666
Undistributed net investment loss...........................        (62,186)
Accumulated net realized gain on investments and foreign
  currency..................................................      7,022,919
Net unrealized appreciation on investments and foreign
  currency..................................................     15,404,597
                                                                -----------

                  NET ASSETS................................    $82,615,899
                                                                ===========

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations                                 FOR THE SIX MONTHS ENDED
                                                    JANUARY 31, 2006 (UNAUDITED)

INVESTMENT INCOME:
Dividends.................................................................         $   385,760
Interest..................................................................             106,585
                                                                                   -----------
                  TOTAL INVESTMENT INCOME.................................             492,345
                                                                                   -----------
EXPENSES:
Advisory fees...............................................      $236,512
Legal fees..................................................       118,937
Administration fees.........................................        33,379
Reports to shareholders.....................................        24,747
Fund accounting fees........................................        22,807
Directors' fees and expenses................................        21,255
Custodian fees..............................................        20,830
Insurance expense...........................................        20,224
Audit fees..................................................        12,252
CCO's fee...................................................        12,144
NYSE fees...................................................        11,157
Transfer agent fees.........................................         5,942
                                                                  --------
                  TOTAL EXPENSES..........................................             540,186
                                                                                   -----------
NET INVESTMENT LOSS.......................................................             (47,841)
                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investments and foreign currency transactions......           8,120,859
Net change in unrealized appreciation from investments and foreign
  currency transactions...................................................           7,541,417
                                                                                   -----------
Net gain from investments and foreign currency transactions...............          15,662,276
                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................         $15,614,435
                                                                                   ===========

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                               FOR THE
                                                              SIX MONTHS
                                                                ENDED             FOR THE YEAR
                                                           JANUARY 31, 2006           ENDED
                                                             (UNAUDITED)          JULY 31, 2005
                                                           ----------------       -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)...........................      $    (47,841)         $    14,602
Net realized gain investments and foreign currency
  transactions.........................................         8,120,859           13,122,119
Net change in unrealized appreciation in value of
  investments and foreign currency transactions........         7,541,417            5,705,280
                                                             ------------          -----------
  Net increase in net assets resulting from
     operations........................................        15,614,435           18,842,001
                                                             ------------          -----------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income..................................                --                   --
Net realized gains.....................................                --                   --
Return of capital......................................                --                   --
                                                             ------------          -----------
  Decrease in net assets from distributions............                --                   --
                                                             ------------          -----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income..................................          (395,538)                  --
Net realized gains.....................................       (10,909,315)                  --
Return of capital......................................                --                   --
                                                             ------------          -----------
  Decrease in net assets from distributions............       (11,304,853)                  --
                                                             ------------          -----------
CAPITAL SHARE TRANSACTIONS:
Purchase of common stock for dividend..................        (4,514,583)                  --
Issuance of common stock for dividend..................         4,514,583                   --
Proceeds from preferred stock sold.....................        25,685,167                   --
                                                             ------------          -----------
Increase in net assets from capital share
  transactions.........................................        25,685,167                   --
                                                             ------------          -----------
  Total increase in net assets.........................        29,994,749           18,842,001
NET ASSETS:
Beginning of period....................................        52,621,150           33,779,149
                                                             ------------          -----------
End of period*.........................................      $ 82,615,899          $52,621,150
                                                             ============          ===========
  *Including undistributed net investment income (loss)
     of:...............................................      $    (62,186)         $   381,193
                                                             ------------          -----------

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 FOR THE SIX
                                 MONTHS ENDED     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                               JANUARY 31, 2006       ENDED           ENDED           ENDED           ENDED           ENDED
                                 (UNAUDITED)      JULY 31, 2005   JULY 31, 2004   JULY 31, 2003   JULY 31, 2002   JULY 31, 2001
                               ----------------   -------------   -------------   -------------   -------------   -------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................       $21.27           $13.66          $10.15          $ 8.74          $ 10.19         $11.36
                                    ------           ------          ------          ------          -------         ------
Net investment income
  (loss).....................        (0.01)            0.01           (0.02)           0.00(2)         (0.03)         (0.02)
Net realized and unrealized
  gains (losses) on
  investments and foreign
  currency transactions......         5.68             7.60            3.55            1.41            (1.42)         (0.64)
                                    ------           ------          ------          ------          -------         ------
Net increase (decrease) from
  investment operations......         5.67             7.61            3.53            1.41            (1.45)         (0.66)
                                    ------           ------          ------          ------          -------         ------
Less: Distributions
  Dividends from net
     investment income.......        (0.16)              --           (0.02)             --               --          (0.01)
  Distributions from net
     realized gains..........        (4.41)              --              --              --               --          (0.60)
  Return of capital..........           --               --              --              --               --          (0.01)
                                    ------           ------          ------          ------          -------         ------
Total dividends and
  distributions..............        (4.57)              --           (0.02)             --               --          (0.62)
Capital Share Transactions
  Anti-dilutive effect of
     Tender Offer............           --               --              --              --               --           0.09
  Anti-dilutive effect of
     Share Repurchase........         0.18               --              --              --               --           0.02
  Dilutive effect of Share
     Issuance................        (0.18)              --              --              --               --             --
  Dilutive effect of
     Preferred Share
     Issuance................        (1.20)              --              --              --               --             --
                                    ------           ------          ------          ------          -------         ------
Total capital share
  transactions...............        (1.20)              --              --              --               --           0.11
                                    ------           ------          ------          ------          -------         ------
Net asset value, end of
  period.....................       $21.17           $21.27          $13.66          $10.15          $  8.74         $10.19
                                    ======           ======          ======          ======          =======         ======
Per share market value, end
  of period..................       $19.25           $18.82          $11.73          $ 9.10          $  7.95         $ 9.11
Total Investment Return
  Based on Market Value,
  end of period(1)...........        26.39%(3)        60.44%          29.10%          14.47%          (12.73)%        (8.64)%

FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                               FOR THE SIX
                               MONTHS ENDED     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                             JANUARY 31, 2006       ENDED           ENDED           ENDED           ENDED           ENDED
                               (UNAUDITED)      JULY 31, 2005   JULY 31, 2004   JULY 31, 2003   JULY 31, 2002   JULY 31, 2001
                             ----------------   -------------   -------------   -------------   -------------   -------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)..................     $  52,360         $ 52,621        $ 33,779        $ 25,104        $ 21,629        $ 87,620
Ratios of expenses to
  average net assets:
  Before expense
     reimbursement.........      1.82%(4)            1.77%           2.09%           2.64%           1.81%           1.90%
  After expense
     reimbursement.........      1.82%(4)            1.77%           2.08%           2.62%           1.81%           1.90%
Ratios of net investment
  income (loss) to average
  net assets:
  Before expense
     reimbursement.........    (0.14)%(4)            0.03%         (0.15)%           0.02%         (0.14)%         (0.16)%
  After expense
     reimbursement.........    (0.14)%(4)            0.03%         (0.14)%           0.04%         (0.14)%         (0.16)%
Portfolio turnover rate....    116.69%(5)          259.60%         234.42%         180.67%         189.05%         220.85%

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2) The amount listed is less than $0.005 per share.

(3) Not Annualized

(4) Annualized

(5) Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

See Notes to the Financial Statements.

Financial Highlights (concluded)

THE MEXICO EQUITY AND INCOME FUND, INC.

FOR A PREFERRED SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  FOR THE PERIOD
                                                              JANUARY 7, 2006 THROUGH
                                                                 JANUARY 31, 2006
                                                                    (UNAUDITED)
                                                              -----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................          $ 21.25
                                                                      -------
Net investment loss.........................................            (0.02)
Net realized and unrealized gains (losses) on investments
  and foreign currency transactions.........................            (0.06)
                                                                      -------
Net decrease from investment operations.....................            (0.08)
                                                                      -------
Less: Distributions
  Dividends from net investment income......................               --
  Distributions from net realized gains.....................               --
  Return of capital.........................................               --
                                                                      -------
Total dividends and distributions...........................               --
                                                                      -------
Net asset value, end of period..............................          $ 21.17
                                                                      =======
Per share market value, end of period.......................          $ 19.12
TOTAL INVESTMENT RETURN BASED ON MARKET VALUE, END OF
  PERIOD(1).................................................             2.96%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................          $30,256
Ratios of expenses to average net assets:
  Before expense reimbursement..............................             1.90%(3)
  After expense reimbursement...............................             1.90%(3)
Ratios of net investment loss to average net assets:
  Before expense reimbursement..............................            (1.26)%(3)
  After expense reimbursement...............................            (1.26)%(3)
Portfolio turnover rate.....................................           116.69%(4)

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2) Not Annualized

(3) Annualized

(4) Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements                                   JANUARY 31, 2006
                                                                     (UNAUDITED)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:
PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. As of January 31, 2006, the Fund held one security which represented 1.00% of the Fund's net assets for which market values were not readily ascertainable.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign

                                                                JANUARY 31, 2006
                                                                     (UNAUDITED)

THE MEXICO EQUITY AND INCOME FUND, INC.

securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%. Prior to January 1, 2002, the effective rate was 7.69%.

     Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

     Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2005, the Fund increased undistributed net investment income by $366,591, decreased accumulated net realized gain on investments by $416,986, and increased paid-in capital by $50,395, due to the tax treatment of foreign currency gains and losses.

                                                                JANUARY 31, 2006
                                                                     (UNAUDITED)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or

                                                                JANUARY 31, 2006
                                                                     (UNAUDITED)

THE MEXICO EQUITY AND INCOME FUND, INC.

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

DISTRIBUTIONS TO SHAREHOLDERS. The tax character of distributions paid to shareholders during the periods ended January 31, 2006 and July 31, 2005 were as follows:

DISTRIBUTIONS PAID FROM:                                    1/31/06        7/31/05
------------------------                                    -------        -------
Ordinary Income.......................................    $ 6,722,440    $        --
Long-Term Capital Gain................................      4,582,413             --
Return of Capital.....................................             --             --
                                                          -----------    -----------
Total.................................................    $11,304,853    $        --
                                                          ===========    ===========

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

Cost of investments and foreign currency (a)................    $ 44,717,222
                                                                ------------
Gross tax unrealized appreciation...........................       7,988,022
Gross tax unrealized depreciation...........................        (110,501)
                                                                ------------
Net tax unrealized appreciation.............................    $  7,877,521
                                                                ============
Undistributed ordinary income...............................    $  6,099,501
Undistributed long-term capital gain........................       4,107,408
                                                                ------------
Total distributable earnings................................    $ 10,206,909
                                                                ============

Other accumulated losses....................................    $    (28,682)
                                                                ------------

Total accumulated earnings..................................    $ 18,055,748
                                                                ============

(a) Represents cost for federal income tax purposes. Differences between the Fund's cost basis of investments and foreign currency at July 31, 2005, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

The Mexico Equity and Income Fund designates 100% of dividends declared after July 31, 2003 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (unaudited).

                                                                JANUARY 31, 2006
                                                                     (UNAUDITED)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
Pichardo Asset Management, S.A. de C.V. serves as the Fund's Investment Adviser (the "Investment Adviser") under the terms of the Investment Advisory Agreement (the "Advisory Agreement") effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the six months ended January 31, 2006, these fees amounted to $236,512. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the six months ended January 31, 2006, there were no expense reimbursements made by the Investment Adviser.

Effective November 1, 2005, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $12,000 plus $1,000 for each Board of Directors meeting attended and $250 for each Audit Committee meeting attended. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors' fees, Mr. Hellerman receives annual compensation in the amount of $24,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's Fund Accountant (the "Fund Accountant"). U.S. Bank, N.A. serves as the Fund's custodian (the "Custodian"). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's Custodian and Fund Accountant; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals.

For its services, the Administrator receives a monthly fee at the following annual rate (subject to a minimum annual fee of $53,000 through July 31, 2005, then $57,000 through July 31, 2006):

  0.12% of average daily net assets up to $200 million, plus
  0.10% of average daily net assets from $200 million to $700 million, plus 0.05% of average daily net assets on the remaining balance above $700 million

                                                                JANUARY 31, 2006
                                                                     (UNAUDITED)

THE MEXICO EQUITY AND INCOME FUND, INC.

For its services, the Fund Accountant receives a monthly fee at the following annual rate:

  $42,000 minimum annual fee on average daily net assets up to $100 million, plus
  0.030% of average daily net assets from $100 million to $300 million, plus 0.015% of average daily net assets on the remaining balance above $300 million

For its services, the Custodian receives a monthly fee at the following annual rate:

  $12,000 minimum base fee, plus 0.03% of average daily custody balance

For the six months ended January 31, 2006, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $33,379, Fund Accounting fees of $22,807 and Custody fees of $20,830.

Certain officers of the Fund are also officers of the Administrator.

NOTE C: PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations, aggregated $85,883,377 and $70,133,674 respectively, for the six months ended January 31, 2006.

At January 31, 2006 substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D: CAPITAL STOCK
The Board of Directors approved rights offering (the "Offering") on October 12, 2005. In connection with the Offering by the Fund, the Fund issued to stockholders of record as of November 30, 2005 (the "Record Date") 0.75 nontransferable rights to purchase one share of preferred stock for each share of common stock owned as of the Record Date. The rights entitled the holders to purchase three shares of preferred stock for every four shares held as of the Record Date at a subscription price calculated as the greater of (i) 90% of the Fund's asset value per share ("NAV") as determined on the Expiration Date (December 28, 2005) or (ii) the average closing price of the Fund's common stock over the four consecutive trading days ending on the Expiration Date. On January 7, 2006, the Fund issued 1,429,336 shares of preferred stock at $17.97 per share, which raised $25,685,167. The net asset value per share of the Fund's common stockholders was reduced by approximately $1.20 per share as a result of this issuance.

Notes to Financial Statements (concluded)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

During the six months ended January 31, 2006, the Fund purchased 242,594 shares of capital stock in the open market at a total cost of $4,514,583. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 8.60%. On December 13, 2005, the Board of Directors declared a stock dividend of $4.57038 per common share. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend; therefore on January 31, 2006 the Fund issued 242,594 shares, which amounted to $4,514,583.

During the years ended July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002, the Fund made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, the Fund purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, the Fund purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

NOTE E: NEW DIRECTOR
At a Board of Directors meeting held on December 9, 2006, the Board unanimously elected Pablo Padilla as an Interested Director of the Fund.

NOTE F: PREFERRED STOCK
The Fund intends to conduct a series of tender offers for preferred stock only (each, a "Tender Offer") on a semi-annual basis (each semi-annual period, a "Tender Period"), on dates to be determined by the Board of Directors and beginning within the 6-month period between January 31, 2006 and July 31, 2006, in which 25% of the issued and outstanding preferred stock may be tendered to the Fund and repurchased in kind for the Fund's portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. The consideration for the preferred stock to be repurchased by the Fund shall be that value of portfolio securities equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors. The Fund may pay cash for fractional shares; or round off (up or down) fractional shares so as to eliminate them prior to distribution.

In the event the Put Warrant Program is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of preferred stock will automatically convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (unaudited)                              JANUARY 31, 2006

NOTE A: INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-294-8217 and the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

NOTE B: AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE C: INFORMATION ABOUT CERTIFICATIONS
In November 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Mr. Charles Zade, 2 North La Salle Street, Chicago, Illinois 60602. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than

THE MEXICO EQUITY AND INCOME FUND, INC.

95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

Dividends and Distributions (unaudited) (concluded)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited)

The Fund's Annual Stockholders meeting was held on November 29, 2005, at 405 Lexington Avenue, New York, New York 10174. As of October 17, 2005, the record date, outstanding shares of common stock ("shares") of the Fund were 2,473,504. Holders of 2,107,413 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on one proposal. The stockholders elected two Directors to the Board of Directors.

The following table provides information concerning the matter voted on at the meeting:

I. ELECTION OF DIRECTORS

    NOMINEE        VOTES FOR   VOTES WITHHELD
    -------        ---------   --------------
Phillip
  Goldstein        2,054,177       53,236
Glenn Goodstein    2,054,177       53,236

THE MEXICO EQUITY
AND INCOME FUND, INC.

INVESTMENT ADVISER:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor - Reforma
Cuernavaca, 62260 Morelos
Mexico

INDEPENDENT AUDITOR:
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT AND REGISTRAR:
Computershare Investor Services, LLC
2 North La Salle Street
Chicago, IL 60602

CUSTODIAN:
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

The Mexico Equity
and Income Fund, Inc.
Semi-Annual Report
January 31, 2006

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein, Mr. Glenn Goodstein and Mr. Rajeev Das.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.'s (the "Fund") positions on various issues of concern to the Fund's shareholders. These Guidelines give general indication as to how the Fund's Advisor will vote Fund shares on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. The Fund endeavors to vote Fund shares in accordance with the Fund's investment objectives and strategies.

The Fund will vote NO on any proposals that would limit or restrict a shareholders rights.

I.       CORPORATE GOVERNANCE

A.       BOARD AND GOVERNANCE ISSUES

1.       BOARD OF DIRECTOR/TRUSTEE COMPOSITION

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will OPPOSE slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.       INCREASE AUTHORIZED COMMON STOCK

The Fund advisor will generally SUPPORT the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally SUPPORT the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be OPPOSED. In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.       BLANK CHECK PREFERRED STOCK

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally OPPOSE the creation of blank check preferred stock.

4.       CLASSIFIED OR "STAGGERED" BOARD

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote no on proposals involving classified boards.

5.       SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote no on proposals involving supermajority voting.

6.       RESTRICTIONS ON SHAREHOLDERS TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will vote no on proposals to limit or eliminate the right of shareholders to act by written consent.

7.       RESTRICTIONS ON SHAREHOLDERS TO CALL MEETINGS

The Fund advisor will generally OPPOSE such a restriction as it limits the right of the shareholder.

8.       LIMITATIONS, DIRECTOR LIABILITY AND INDEMNIFICATION

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally SUPPORT director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.       REINCORPORATION

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally SUPPORT reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.      CUMULATIVE VOTING

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally SUPPORT proposals calling for cumulative voting in the election of directors.

11.      DUAL CLASSES OF STOCK

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally OPPOSE dual classes of stock. However, the advisor will SUPPORT classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.      LIMIT DIRECTORS' TENURE

In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.      MINIMUM DIRECTOR STOCK OWNERSHIP

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will SUPPORT resolutions that require corporate directors to own shares in the company.

14.      SELECTION OF AUDITOR

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will OPPOSE the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will OPPOSE the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.       EXECUTIVE COMPENSATION

1.       DISCLOSURE OF CEO, EXECUTIVE, BOARD AND MANAGEMENT COMPENSATION

On a case-by-case basis, the Fund advisor will SUPPORT shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.       COMPENSATION FOR CEO, EXECUTIVE, BOARD AND MANAGEMENT

The Fund advisor will OPPOSE an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.       FORMATION AND INDEPENDENCE OF COMPENSATION REVIEW COMMITTEE

The Fund advisor will SUPPORT shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.       STOCK OPTIONS FOR BOARD AND EXECUTIVES

The Fund advisor will generally OPPOSE stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally OPPOSE option programs that allow the repricing of underwater options. (Repricing divides shareholder and employee interests. Shareholders cannot "reprice" their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally OPPOSE stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally SUPPORT options programs for outside directors subject to the same constraints previously described.

5.       EMPLOYEE STOCK OWNERSHIP PLAN (ESOPS)

The Fund advisor will SUPPORT ESOPs created to promote active employee ownership. However, they will OPPOSE any ESOP whose purpose is to prevent a corporate takeover.

6.       PAY EQUITY

The Fund advisor will SUPPORT shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.       RATIO BETWEEN CEO AND WORKER PAY

The Fund advisor will generally SUPPORT shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8. MAXIMUM RATIO BETWEEN CEO AND WORKER COMPENSATION AND/OR CAP ON CEO COMPENSATION

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.       CHANGES TO CHARTER OR BY-LAWS

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

10.      CONFIDENTIAL VOTING

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will SUPPORT confidential voting because the voting process should be free of coercion.

11.      EQUAL ACCESS TO PROXY

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will OPPOSE resolutions for equal access proposals.

12.      GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

The Fund advisor will SUPPORT the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.       MERGERS AND ACQUISITIONS

1.       CONSIDERING THE NON-FINANCIAL EFFECTS OF A MERGER PROPOSAL

Such a proposal allows or requires the Board to consider the impact of merger decisions on various "stakeholders," such as employees, communities, customers and business partners. This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will SUPPORT shareholder resolutions that consider non-financial impacts of mergers.

2.       MERGERS, RESTRUCTURING AND SPIN-OFFS

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

The Fund advisor will SUPPORT management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.       POISON PILLS

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will SUPPORT proposals to put rights plans up for a shareholder vote. In general, poison pills will be OPPOSED unless management is able to present a convincing case fur such a plan.

4.       OPT-OUT OF STATE ANTI-TAKEOVER LAW

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state's anti-takeover laws.

The Fund advisor will generally SUPPORT bylaws changes requiring a company to opt-out of state anti-takeover laws. However, resolutions requiring companies to opt-into state anti-takeover statutes will be OPPOSED.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for closed-end funds until a fiscal year ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                                                                         (D)
                                                                                (C)             MAXIMUM NUMBER (OR
                                                                          TOTAL NUMBER OF       APPROXIMATE DOLLAR
                                   (A)                    (B)             SHARES (OR UNITS)    VALUE) OF SHARES (OR
                             TOTAL NUMBER OF       AVERAGE PRICE PAID    PURCHASED AS PART OF    UNITS) THAT MAY YET
                            SHARES (OR UNITS)     PER SHARE (OR UNIT)     PUBLICLY ANNOUNCED     BE PURCHASED UNDER
PERIOD                          PURCHASED                                  PLANS OR PROGRAMS    THE PLANS OR PROGRAMS
--------------------      -------------------    --------------------    --------------------   -----------------------

08/01/05 to 08/31/05             0                      $0                      0                      0
09/01/05 to 09/30/05             0                      $0                      0                      0
10/01/05 to 10/31/05             0                      $0                      0                      0
11/01/05 to 11/30/05             0                      $0                      0                      0
12/01/05 to 12/31/05             0                      $0                      0                      0
01/01/06 to 01/31/06             242,594 (1)            $18.60                  0                      0
Total                            242,594                $18.60                  0                      0

(1) The purchases were made in open-market transactions to satisfy the dividend payment which was payable on January 26, 2006.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's independent directors/trustees serve as its nominating committee, however they do not make use of a nominating committee charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

    (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

    (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) The Mexico Equity and Income Fund, Inc.
                      ---------------------------------------

         By (Signature and Title) /s/ Maria Eugenia Pichardo
                                  -------------------------------------------
                                        Maria Eugenia Pichardo, President

         Date April 10, 2006
              --------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ Maria Eugenia Pichardo
                                  --------------------------------------------
                                        Maria Eugenia Pichardo, President

         Date April 10, 2006
              --------------

         By (Signature and Title) /s/ Gerald Hellerman
                                 ----------------------------------------------
                                     Gerald Hellerman, Chief Financial Officer

         Date April 6, 2006
              -------------